EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Aristotle Corporation (the "Company") on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission (the "SEC") on the date hereof (the "Report"), I, Steven B. Lapin, President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                                                                                August 10, 2004

/s/ Steven B. Lapin

Steven B. Lapin

                                                                                                                                                                President and Chief Operating Officer

                                                                                                                                                                (Principal Executive Officer)